SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2003

(May 13, 2003)

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b) Not applicable.

(c) Exhibits

Exhibit Index attached hereto and incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED UNDER ITEM 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”  This information shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company issued a press release on May 13, 2003, announcing results of operations for the Company for the quarter ended March 31, 2003, and such press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on May 13, 2003.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

/s/ THOMAS E. O'HERN
Thomas E. O’Hern
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

99.1	Press Release Dated May 13, 2003